UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2020
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Centennial Resource Development, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)
(720) 499-1400
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 23, 2020, Mark G. Papa informed the Board of Directors (the “Board”) of Centennial Resource Development, Inc. (the “Company”) of his decision to accelerate to March 31, 2020 his previously announced retirement from his positions as the Company’s Chief Executive Officer and the Chairman of the Board, which he confirmed in a letter delivered to the Board on March 25, 2020. Mr. Papa stated that his views on how the Company should respond to the recent weakness in the oil markets and changing macro conditions have differed from other members of the Board and that he believed accelerating the effective date of his retirement may better position the Board to reach a consensus on the appropriate direction of the Company. The Board has accepted Mr. Papa’s accelerated retirement and thanks Mr. Papa for his leadership and contributions to the Company during his tenure. A copy of the letter Mr. Papa sent to the Board is filed as Exhibit 17 to this Current Report on Form 8-K.
The Board has accelerated the previously announced leadership transition to be effective April 1, 2020, at which time Steven J. Shapiro (a current member of the Board) will become non-executive Chairman of the Board, Sean R. Smith (currently serving as Vice President and Chief Operating Officer) will become the Chief Executive Officer and a member of the Board and Matthew R. Garrison (currently serving as Vice President of Geosciences) will become Vice President and Chief Operating Officer.
Additional information relating to these leadership transitions, including certain biographical information, is set forth in the Current Report on Form 8-K filed by the Company on February 24, 2020, and such information is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On March 27, 2020, the Company issued a press release announcing the accelerated leadership transitions described above. A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.
The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
17	Letter from Mr. Papa to the Board of Directors, dated March 25, 2020
99.1	Press release dated March 27, 2020 of Centennial Resource Development, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

By:	/s/ GEORGE S. GLYPHIS
George S. Glyphis Vice President, Chief Financial Officer and Assistant Secretary

Date:	March 27, 2020